UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported) April 7, 2005 (April 6, 2005)

Cendant Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10308 (Commission File No.)	06-0918165 (I.R.S. Employer Identification Number)
9 West 57th Street New York, NY (Address of principal executive office)		10019 (Zip Code)

Registrant's telephone number, including area code  (212) 413-1800

None
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 6, 2004, we issued re-formatted projections for our reportable operating segments consistent with our new financial reporting structure announced on March 14, 2005. The press release related to this announcement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, and incorporated by reference in any of our filings under the Securities Act of 1933, as amended, as may be specified in such filing.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release dated April 6, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION
By:	/s/ Virginia M. Wilson
Virginia M. Wilson Executive Vice President and Chief Accounting Officer

Date: April 7, 2005

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated April 7, 2005 (April 6, 2005)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 6, 2005.